UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2015

OUTFRONT Media Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2015, OUTFRONT Media Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On February 26, 2015, the Company announced that its board of directors has approved a special cash dividend of $0.06 per share on the Company’s common stock, par value $0.01 per share, comprised of a “top-up” of the 2014 annual dividend for real estate investment trust distributable income. The special cash dividend is payable on March 31, 2015, to stockholders of record at the close of business on March 11, 2015.

On February 26, 2015, the Company also announced that its board of directors has approved a quarterly cash dividend of $0.34 per share on the Company’s common stock. The quarterly cash dividend is payable on March 31, 2015, to stockholders of record at the close of business on March 11, 2015.

A copy of the press release announcing the special cash dividend and the quarterly cash dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on February 26, 2015, the Company’s board of directors approved Tuesday, June 9, 2015 as the date of the 2015 annual meeting of the Company’s stockholders (the “2015 Annual Meeting”). Stockholders of record at the close of business on April 15, 2015 will be entitled to vote at the 2015 Annual Meeting. The time and location of the 2015 Annual Meeting will be set forth in the Company’s proxy statement for the 2015 Annual Meeting. Stockholder proposals (including proposals made pursuant to Rule 14a-8 of the Exchange Act and any notice on Schedule 14N of the Exchange Act) to be presented at the 2015 Annual Meeting and in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company at its principal executive offices located at 405 Lexington Avenue, 17th Floor, New York, New York 10174, addressed to the Secretary of the Company. In accordance with Regulation 14A of the Exchange Act and the Company’s Amended and Restated Bylaws (the “Bylaws”), such proposals must be received by the Company not later than 5:00 p.m., Eastern Time, on March 11, 2015. All proposals must comply with applicable Maryland law, the Exchange Act, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit Number	Description

99.1	Press Release dated February 26, 2015.

99.2	Press Release dated February 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Donald R. Shassian
Name:	Donald R. Shassian
Title:	Executive Vice President and Chief Financial Officer

Date: February 26, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 26, 2015.

99.2	Press Release dated February 26, 2015.